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                                                                      Exhibit 24



                               POWER OF ATTORNEY


     Each person whose signature appears below constitutes and appoints the Registrant's Vice President and Chief Financial Officer, Vice President and General Counsel or Controller his or her true and lawful attorney-in-fact, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this report and any and all amendments to this Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorney-in-fact, or his substitute, may lawfully do or cause to be done by virtue hereof.


                        By   /s/ Betty C. Alewine
                        --------------------------------------
                        (Betty C. Alewine, President and Chief
                        Executive Officer and Director)



                        By   /s/ Allen E. Flower
                        --------------------------------------
                        (Allen E. Flower, Vice President and
                        Chief Financial Officer)



                        By   /s/ Edwin I. Colodny
                        --------------------------------------
                        (Edwin I. Colodny, Chairman and
                        Director)


                        By   /s/ Marcus C. Bennett
                        --------------------------------------
                        (Marcus C. Bennett, Director)


                        By   /s/ Lucy Wilson Benson
                        --------------------------------------
                        (Lucy Wilson Benson, Director)
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                        By   /s/ Neal B. Freeman
                        --------------------------------------
                        (Neal B. Freeman, Director)


                        By   /s/ Caleb B. Hurtt
                        --------------------------------------
                        (Caleb B. Hurtt, Director)


                        By   /s/ Peter W. Likins
                        --------------------------------------
                        (Peter W. Likins, Director)


                        By   /s/ Larry G. Schafran
                        --------------------------------------
                        (Larry G. Schafran, Director)


                        By   /s/ John V. Sponyoe
                        --------------------------------------
                        (John V. Sponyoe, Director)


                        By   /s/ Robert G. Schwartz
                        --------------------------------------
                        (Robert G. Schwartz, Director)


                        By   /s/ Kathryn C. Turner
                        --------------------------------------
                        (Kathryn C. Turner, Director)


                        By   /s/ Guy P. Wyser-Pratte
                        --------------------------------------
                        (Guy P. Wyser-Pratte, Director)